EXHIBIT 10.5

                 CREDIT AGREEMENT AMENDMENT NO. 1 AND CONSENT

      THIS CREDIT AGREEMENT AMENDMENT NO. 1 AND CONSENT (this "Amendment"), dated as of June 27, 1997, among ADT OPERATIONS, INC., a company organized under the laws of Delaware (the "Borrower"), the Agent (as defined below) and the Required Lenders (as defined below).

                             W I T N E S S E T H:

               WHEREAS, pursuant to a Credit Agreement, dated as of January 9, 1997 and as amended and restated as of April 14, 1997 (the "Credit Agreement"), among the Borrower, the financial institutions as are or may become parties thereto (collectively, the "Lenders"), and The Bank of Nova Scotia ("Scotiabank"), individually and as agent (the "Agent") for the Lenders, the Lenders extended Commitments to make Credit Extensions to the Borrower; and

               WHEREAS, in connection with the Credit Agreement, ADT Limited executed and delivered in favor of the Agent and the Lenders the Guaranty dated as of January 9, 1997 (as heretofore amended or otherwise modified, the "ADT Limited Guaranty"); and

               WHEREAS, ADT Limited has established Limited Apache, Inc., a Massachusetts corporation and direct Wholly-Owned Subsidiary of ADT Limited ("Apache"), in connection with the proposed merger of Apache with and into Tyco International Ltd., a Massachusetts corporation ("Tyco"), pursuant to, and in accordance with, the Agreement and Plan of Merger dated as of March 17, 1997, among ADT Limited, Apache and Tyco (the "Merger"); and

               WHEREAS, the Borrower has requested the Required Lenders to consent and agree that, until September 30, 1997, Apache, Tyco and the Subsidiaries of Tyco on the date hereof or formed after the date hereof (Apache, Tyco and such Subsidiaries, collectively, the "Tyco Subsidiaries") be deemed not to be Subsidiaries of ADT Limited for purposes of the Credit Agreement (except for the definition of "High Quality Investments" in Section
1.1 thereof, clause (m) of Section 8.2.2 thereof and Sections 9.1.5, 9.1.6, 9.1.7, 9.1.9, 10.5 and 11.4 thereof); and

               WHEREAS, the Borrower has requested related amendments to Sections 1.1, 9.1.5, 9.1.6 and 9.1.7 of the Credit Agreement; and

               WHEREAS, the Required Lenders are willing to consent to such requests, subject to the terms and conditions of this Amendment;

               NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

               Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Amendment.


                                  ARTICLE II

                            AMENDMENTS AND CONSENT

               SECTION 2.1. Amendments to the Credit Agreement. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Borrower herein contained, the Credit Agreement is amended as set forth in this Section 2.1.

               SECTION 2.1.1. Amendment to Section 1.1. (a) Section 1.1 of the Credit Agreement is amended by adding the following terms and definitions therefor:

               "Material Tyco Party" means each Tyco Subsidiary which

      (a) accounted for at least 10% of the consolidated gross revenues of the Tyco Subsidiaries for the most recently completed Fiscal
          Quarter; or

      (b) has assets which represent at least 10% of the consolidated gross assets of the Tyco Subsidiaries as of the last day of the most recently completed Fiscal Quarter.

               "Tyco" means Tyco International Ltd., a Massachusetts corporation.

               "Tyco Subsidiary" means Limited Apache, Inc., a Massachusetts corporation, Tyco and each Subsidiary of Tyco as of June 27, 1997, and each Subsidiary of Tyco formed thereafter.

               (b) Section 1.1 of the Credit Agreement is further amended by amending the definition of "Material Related Party" by inserting the phrase ", each Material Tyco Party (prior to September 30, 1997)" after the words "each Intermediate Parent Company".

               SECTION 2.1.2. Amendment to Section 5.11. Section 5.11 of the Credit Agreement is amended by inserting the parenthetical "(other than Tyco Subsidiaries)" after the reference therein to "the Borrower".

               SECTION 2.1.3. Amendment to Section 9.1.5. Section 9.1.5 of the Credit Agreement is amended by inserting the parenthetical "(or $30,000,000 in the case of a Tyco Subsidiary prior to September 30, 1997)" after the reference therein to "$15,000,000".

               SECTION 2.1.4. Amendment to Section 9.1.6. Section 9.1.6 of the Credit Agreement is amended by inserting the parenthetical "(or $30,000,000 in the case of a Tyco Subsidiary prior to September 30, 1997)" after the reference therein to "$15,000,000".

               SECTION 2.1.5. Amendment to Section 9.1.7. Section 9.1.7 of the Credit Agreement is amended by inserting the parenthetical "(or $30,000,000 in the case of a Tyco Subsidiary prior to September 30, 1997)" after the reference therein to "$15,000,000".

               SECTION 2.2. Consent. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Borrower herein contained, the Required Lenders consent and agree that, until September 30, 1997, except for purposes of the definition of "High Quality Investments" in Section 1.1 of the Credit Agreement, clause (m) of Section
8.2.2 of the Credit Agreement and Sections 9.1.5, 9.1.6, 9.1.7, 9.1.9, 10.5
and 11.4 of the Credit Agreement, the Tyco Subsidiaries shall be deemed not to be Subsidiaries of ADT Limited or members of the Borrower's Controlled Group for any purpose under the Credit Agreement. This consent shall be limited precisely as written and in no event shall be deemed to constitute a waiver of compliance by the Borrower with respect to any other term, provision or condition of the Credit Agreement or any other Loan Document or prejudice any right or remedy that the Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement, any other Loan Document or any other instrument or agreement referred to therein.


                                  ARTICLE III

                             CONDITIONS PRECEDENT

               This Amendment shall become effective, as of the date hereof, upon the receipt by the Agent of counterparts hereof executed on behalf of the Borrower and the Required Lenders.


                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

               In order to induce the Required Lenders and the Agent to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof, the representations and warranties contained in Article VII of the Credit Agreement and additionally represents and warrants unto each Lender and each Agent that no Default has occurred and is continuing.


                                   ARTICLE V

                           MISCELLANEOUS PROVISIONS

               SECTION 5.1. Ratification of and References to the Credit Agreement. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

               SECTION 5.2. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

               SECTION 5.3. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

               SECTION 5.4. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                         ADT OPERATIONS, INC.



                                         By:  /s/ Jan S. Beck
                                             ---------------------------------
                                             Title:


                                         THE BANK OF NOVA SCOTIA,
                                          as Agent
                                          and as a Lender



                                         By:  /s/ W.J. Brown
                                             ---------------------------------
                                             Title: Vice President


                                         BANK OF MONTREAL



                                         By:  /s/ R.J. McClorey
                                             ---------------------------------
                                             Title: Director


                                         CIBC INC.



                                         By: /s/ William C. Humphries
                                             ---------------------------------
                                             Title: Director, CIBC Wood Gundy
                                                    Securities Corp. as Agent




                                         CREDIT LYONNAIS ATLANTA
                                          AGENCY



                                         By:  /s/ Robert Ivosevich
                                             ---------------------------------
                                             Title: Senior Vice President


                                       CREDIT SUISSE, Individually and as
                                          Co-Agent



                                       By:  /s/ Thomas G. Muoio
                                           ---------------------------------
                                           Title: Vice President



                                       By:  /s/ Steven E. Janauschek
                                           ---------------------------------
                                           Title: Associate



                                       FIRST UNION NATIONAL BANK OF FLORIDA



                                       By:
                                           ---------------------------------
                                           Title:


                                       THE FUJI BANK, LIMITED, NEW YORK BRANCH



                                       By:
                                           ---------------------------------
                                           Title:


                                       MELLON BANK N.A.



                                       By: /s/ Clifford A. Mull
                                           ---------------------------------
                                           Title: Assistant Vice President




                                       MIDLAND BANK PLC, NEW YORK BRANCH



                                       By:  /s/ J.P. Bollington
                                           ---------------------------------
                                           Title: V.P. Multinationals


                                       THE MITSUBISHI TRUST AND BANKING
                                          CORPORATION



                                       By:
                                            ---------------------------------
                                            Title:


                                       NATIONSBANK, N.A.



                                       By: /s/ Kelly C. Cannon
                                           ---------------------------------
                                           Title: Senior Vice President




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